SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant    [X]

Filed by Party other than the Registrant    [  ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

                TARA GOLD RESOURCES CORP.

(Name of Registrant as Specified In Its Charter)

         William T. Hart - Attorney for Registrant

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[  ]

$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[  ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)

Title of each class of securities to which transaction applies:

________________________________________________________________

2)

Aggregate number of securities to which transaction applies:

________________________________________________________________

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

________________________________________________________________

TARA GOLD RESOURCES CORP.

2162 Acorn Court

Wheaton, IL 60187

(630) 462-2079

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 28, 2007

To the Shareholders:

Notice is hereby given that  a special meeting of the shareholders of Tara Gold Resources Corp. (“Tara Gold”) will be held at Doubletree Guest Suites and Conference Center, 2111, Butterfield Rd., Downers Grove, IL 60515 on December 28, 2007, at 9:30 A.M., for the following purposes:

    (1)

to amend the Company’s Articles of Incorporation such that the Company would be authorized to issue 150,000,000 shares of common stock;

to transact such other business as may properly come before the meeting.

November 7, 2007 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting.  Shareholders are entitled to one vote for each share held.  As of November 7, 2007, there were 91,110,953 issued and outstanding shares of Tara Gold’s common stock.

TARA GOLD RESOURCES CORP.

December 4, 2007

 Francis R. Biscan, President

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, AND SIGN, DATE AND RETURN THE PROXY CARD

TO SAVE THE COST OF FURTHER SOLICITATION,

PLEASE VOTE PROMPTLY

TARA GOLD RESOURCES CORP.

2162 Acorn Court

Wheaton, IL 60187

(630) 462-2079

PROXY STATEMENT

The accompanying proxy is solicited by Tara Gold’s directors for voting at a special meeting of shareholders to be held on December 28, 2007, and at any and all adjournments of the meeting.  If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders.  Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to Tara Gold at the address set forth above or in person at the time of the meeting.  Additionally, any later dated proxy will revoke a previous proxy from the same shareholder.  This proxy statement was mailed to shareholders of record on or about December 4, 2007.

There is one class of capital stock outstanding.  The affirmative vote of the holders of a majority of the outstanding shares of Tara Gold’s common stock is required to approve the proposal to increase Tara Gold’s authorized common stock.  The adoption of any other proposals to come before the meeting will require the approval of a majority of votes cast at the meeting.

Shares of Tara Gold’s common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the annual meeting.  "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority.  Abstentions and broker non-votes will not be counted as having voted against the proposals to be considered at the meeting.

PRINCIPAL SHAREHOLDERS

The following table shows the ownership of Tara Gold’s common stock as of November 7, 2007 by each shareholder known by Tara Gold to be the beneficial owner of more than 5% of its outstanding shares, each director and executive officer and all directors and executive officers as a group.  Except as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares they beneficially own.

    Shares

Name and Address of

Beneficially

   Percent of

Beneficial Owner

    Owned

    Class

Francis Richard Biscan, Jr.

7,128,063

7.8%

2162 Acorn Court

Wheaton, IL  60187

Clifford A. Brown

2,998,371

3.3%

313 Arbor Avenue

West Chicago, IL  60185

All Officers and Directors

10,126,434

11.1%

  as a Group (2 persons)

PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION SUCH THAT THE COMPANY WOULD BE AUTHORIZED TO ISSUE 150,000,000 SHARES OF COMMON STOCK

Tara Gold is presently authorized to issue 100,000,000 shares of common stock. As of November 7, 2007, Tara Gold had 91,110,953 outstanding shares of common stock.  Approximately 7,895,834 additional shares could be issued upon the exercise of outstanding options and warrants and the conversion of notes.

Due to the lack of any significant revenues, Tara Gold has relied upon proceeds from the private sales of its common stock, as well as securities convertible into common stock, to meet its funding requirements.

Tara Gold needs to increase its authorized shares of common stock to accommodate the additional shares which may be issued if all outstanding options and warrants were exercised and to allow Tara Gold to raise additional capital through the sale of common stock or securities convertible into common stock.

Although Tara Gold will be required to fund its operations through the sale of its securities until significant revenues are generated from its mining properties, as of the date of this proxy statement Tara Gold did not have any definitive agreements or arrangements with any person to sell any additional shares of its common stock, except for Tara Gold's obligation to issue common stock upon the exercise of outstanding options and warrants.

SHAREHOLDER PROPOSALS

Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders following Tara Gold’s year ending December 31, 2007 must be received by the Secretary of Tara Gold no later than February 28, 2008.

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by Tara Gold including any additional solicitation made by letter or telephone.  Failure of a quorum to be present at the meeting will necessitate adjournment and will subject Tara Gold to additional expense.

Tara Gold’s Board of Directors does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting.  However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Please complete, sign and return the enclosed proxy promptly.  No postage is required if mailed in the United States.

                                                                  TARA GOLD RESOURCES CORP.                             PROXY

This Proxy is solicited by Tara Gold’s Board of Directors

The undersigned stockholder of Tara Gold Resources Corp. acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held on December 28, 2007, 9:30 a.m. local time, at the Doubletree Guest Suites and Conference Center, 2111 Butterfield Rd., Downers Grove, IL 60515 and hereby appoints Francis R. Biscan with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said special meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof.  The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

(1)       To amend Tara Gold’s Articles of Incorporation such that Tara Gold would be authorized to issue 150,000,000 shares of common stock.

□

FOR

□

AGAINST

□

ABSTAIN

 To transact such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

Dated this ___ day of______________,   2007.

                                                              ____

(Signature)

                                                              ____

(Signature)

Please sign your name exactly as it appears on your stock certificate.  If shares are held jointly, each holder should sign.  Executors, trustees, and other fiduciaries should so indicate when signing.

Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.